                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed  by  the  Registrant                            (X )
Filed  by  a  Party  other  than  the  Registrant     (  )

Check  the  appropriate  box:

(  )   Preliminary  Proxy  Statement
(  )   Confidential,  for  Use  of  the Commission Only
       (as permitted by Rule 14a-6(e)(2))
( X)   Definitive  Proxy  Statement
(  )   Definitive  Additional  Materials
(  )   Soliciting  Material  under  Section  240.14a-12


                       e-PERCEPTION, INC.
-------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
-------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
 (X )    No  fee  required
 (  )    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)and 0-11.

      1)   Title  of  each  class  of  securities to which transaction applies:

      2)   Aggregate  number  of  securities  to  which  transaction  applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)   Proposed  maximum  aggregate  value  of  transaction:

      5)   Total  fee  paid:

(  )     Fee  paid  previously  with  preliminary  materials.

(   )    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)       Amount  Previously  Paid:
2)       Form,  Schedule  or  Registration  Statement  No.:
3)       Filing  Party:
4)       Date  Filed:

                         e-Perception, Inc.
                     27555 Ynez Road, Suite 203
                     Temecula, California 92591
                           909-587-8773

               NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD May 15, 2003

TO OUR STOCKHOLDERS:

     The Annual Meeting of Stockholders of e-Perception will be held on May 15, 2003, at 11:00 a.m. local time at our headquarters office, located at our remote sales office, located at 5015 Birch Street, Newport Beach, California for the following purposes:

    1. To elect five directors to the Board of Directors to hold office for a one-year term;

    2. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to change the name of the Company to PeopleView, Inc.;

    3. To consider and vote upon a proposal to approve an amendment to the Company's Articles of Incorporation to increase the total authorized shares of Common Stock of the Company from 25,000,000 to 100,000,000;

    4. To consider and vote upon a proposal to approve the Company's 2003 Stock Incentive Plan;

    5. To transact such other business as may properly come before the meeting or any adjournment thereof.

    Only stockholders of record at the close of business on March 18, 2003 are entitled to notice of, and to vote at, the meeting. All stockholders are cordially invited to attend the meeting. Our Bylaws require that the holders of a majority of the outstanding shares of our common stock entitled to vote be represented in person or by proxy at the meeting in order to constitute a quorum for the transaction of business. Regardless of whether you expect to attend the meeting, you are requested to sign, date and return the accompanying proxy card. You may still attend and vote in person at the annual meeting if you wish, even though you may have submitted your proxy prior to the meeting. If you attend the meeting and wish to vote in person, you must revoke your proxy and only your vote at the meeting will be counted. Thank you in advance for your prompt return of your proxy.

                              By Order of the Board of Directors,

                              /s/ James P. Stapleton
                              James P. Stapleton
                              Secretary

Temecula, California
April 17, 2003
                        e-Perception, Inc.
                    27555 Ynez Road, Suite 203
                    Temecula, California 92591
                    --------------------------

                         PROXY STATEMENT
                 ANNUAL MEETING OF STOCKHOLDERS

         SOLICITATION, EXERCISE AND REVOCATION OF PROXIES

    The accompanying proxy is solicited on behalf of our Board of Directors to be voted at our Annual Meeting of Stockholders to be held at the Company's remote sales office, located at 5015

Birch Street, Newport Beach, California, on May 15, 2003, at 11:00 a.m. local time, and any and all adjournments or postponements thereof. In addition to the original solicitation by mail, certain of our employees may solicit proxies by telephone or in person. No specially engaged employees or solicitors will be retained for proxy solicitation purposes. All expenses of this solicitation, including the costs of preparing and mailing this proxy statement and the reimbursement of brokerage firms and other nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of shares, will be borne by us. You may vote in person at our annual meeting, if you wish, even though you have previously mailed in your proxy. This proxy statement and the accompanying proxy are being mailed to stockholders on or about April 17, 2003. Unless otherwise indicated, "we," "us" and "our" mean e-Perception.

    All duly executed proxies will be voted in accordance with the instructions thereon. Stockholders who execute proxies, however, retain the right to revoke them at any time before they are voted. The revocation of a proxy will not be effective until written notice thereof has been given to our Secretary unless the stockholder granting such proxy votes in person at our annual meeting.

                      VOTING OF SECURITIES

    The record date for the determination of stockholders entitled to vote at our annual meeting is March 18, 2003. As of such date, we had outstanding 14,076,554 shares of our common stock, $0.001 par value per share. Our common stock is the only class of our stock outstanding and entitled to vote at our annual meeting. Each stockholder is entitled to one vote for each share of our common stock held. All votes on the proposals set forth below will be taken by ballot. For purposes of the votes on the proposals set forth below, the holders of a majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum at our meeting. The stockholders present at our annual meeting may continue to transact business until adjournment, notwithstanding the subsequent withdrawal of enough stockholders to leave less than a quorum or the refusal of any stockholder present in person or by proxy to vote or participate in our annual meeting. Abstentions and broker non-votes (i.e. the submission of a proxy by a broker or nominee specifically indicating the lack of discretionary authority to vote on any particular matter) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business. Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the
Annual Meeting.   Proposals 2 and 3 require the approval of a
majority of the outstanding shares and therefore abstentions and broker non-votes will have the same effect as votes against such proposal. Proposal 4 requires the approval of a majority of the shares of Common Stock present and entitled to vote at the Annual Meeting. Therefore, abstentions as to this proposal will have the same effect as votes against such proposal. Broker non-votes as to these proposals, however, will be deemed shares not entitled to vote on such proposals, and will not be counted as votes for or against such proposals, and will not be included in calculating the number of votes necessary for approval of such proposals.

    IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
THEREFORE, STOCKHOLDERS ARE REQUESTED TO SIGN, DATE AND RETURN
THE PROXY CARD AS SOON AS POSSIBLE, WHETHER OR NOT THEY EXPECT TO
ATTEND THE ANNUAL MEETING IN PERSON.

                            PROPOSAL 1

                       ELECTION OF DIRECTORS

    Five directors are to be elected at the annual meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

Board Recommendation

    The board recommends that you vote FOR the following nominees for election as directors:

    Joseph Flynn, 37. Mr. Flynn was hired as the C.E.O.
effective January 1, 2003. Mr. Flynn joined e-Perception, Inc. in January of 2003. From 1998 to through 2002, Mr. Flynn was General Manager of the e-learning, Collaboration and Telecommunications Group at Advanstar Communications. From 1992-1998, Mr. Flynn was Vice President for Latin America and the Iberian Peninsula for E. J. Krause, a privately held, leading international exhibition organizer. Mr. Flynn holds a BA in International Relations, 1987 from the Catholic University of America in Washington, DC and completed the Masters at Teaching Post Graduate Program in Foreign Language Education from the University of Rhode Island in 1989.


    Ray Gerrity, 52. Since August, 2002 Mr. Gerrity has been Managing Director of Canberra Asset Management, a hedge fund specializing in options investments. From 2001 to 2002 Mr. Gerrity was a Sr. Sales Consultant with FileNET Corp.(2001-2002), focusing on Fortune 2000 enterprise software solutions. From 1998-2001 Mr. Gerrity was OEM and SoCal Office Manager for GE Global Exchange Services, a worldwide provider of electronic commerce networks. Mr. Gerrity's prior positions include more than 20 years in the computer/software industry, working initially as a sales representative for IBM, then, in various sales and sales management positions at ITT Systems, and Tektronix. Ray received a BS in Economics from UC San Diego in 1973.


    Robert Miller, 45. Mr. Miller is a private investor and President of The Trippoak Group, Inc., a New York City based
investment advisor and business consultant.   Trippoak assists
small capitalization companies, public and private, in structuring and arranging debt and equity placements. Mr. Miller is also Co-General Partner of DM Management, LLC, an advisor to a private multi-manager investment partnership. Mr. Miller is also Co-Managing Director, NewOak Partners, Ltd., a New York City and

Newport, Rhode Island-based joint venture involved in the distribution of international lumber and lumber products in the Northeastern United States. Mr. Miller has served on the board of directors of Baynon International Corp. since March 2002. Mr. Miller holds an A.B. degree from the University of Illinois and a J.D. degree from Emory University.

	Shelly Singhal, 39. Mr. Singhal is the Managing Director and Executive Vice President of SBI E2 Capital (USA), Ltd. Mr. Singhal previously served as the Managing Director of Technology Investment Banking for BlueStone Capital Securities, Inc. From July 1995 until August 2000, Mr. Singhal was Managing Director of Corporate Finance at Roth Capital Partners where he was head of the E-Commerce Group and Manager of the Roth Capital Partners Bridge Fund. Mr. Singhal holds an undergraduate degree from Pepperdine University.

	Michael Vanderhoof, 43. Mr. Vanderhoof is a private investor and President of Avintaquin Capital LLC. Avintaquin Capital is a venture capital firm with offices in Orange County and Los Angeles organized to invest in privately held emerging growth companies. Avintaquin makes debt and equity investments in early stage technology companies in the information technology, media and energy markets. Mr. Vanderhoof has over eighteen years experience in the capital markets. From 1998 to present, he has advised various private and public companies on capital formation, mergers and acquisitions and financing. From 1993 to 1997, Mr. Vanderhoof was a trader on a trading desk that made markets in over 200 OTC companies. His career began in 1985 as an Account Executive for a NASD broker-dealer firm in Salt Lake City, Utah.


Board Committees and Meetings

    The board has appointed from among its members two standing committees:

    The Compensation Committee is presently composed of Ray Gerrity, who serves as chairperson of the committee, and Michael Vanderhoof. No member of the Compensation Committee is an employee or officer. The principal functions of this committee are to review and approve our organization structure, review performance of our officers and establish overall employee compensation policies. This committee also reviews and approves compensation of directors and our corporate officers, including salary, bonus, and stock option grants, and administers our stock plans. The Compensation Committee met two times during the fiscal year ended December 31, 2002.

    The Audit Committee is presently composed of Rob Miller, who serves as chairperson, Shelly Singhal, and Ray Gerrity. No member of the Audit Committee is an employee or officer. The functions of the Audit Committee include, among other things, reviewing our annual and quarterly financial statements, reviewing the results of each audit and quarterly review by our independent public accountants, reviewing our internal audit activities and discussing the adequacy of our accounting and control systems. Our board has adopted a written audit committee charter. The Audit Committee met four times during the fiscal year ended December 31, 2002.

    During fiscal year 2002, our board held seven meetings in person or by telephone. Members of our board are provided with information between meetings regarding our operations and are consulted on an informal basis with respect to pending business. Each director attended at least 75% of the total number of meetings of our board and the total number of meetings held by all committees of our board on which such director served during the year. The Board has determined that all members of the Audit Committee are "independent directors" as that term is defined in Rule 4200 of the listing statutes of the National Association of Securities Dealers.
                                4

Director Compensation

    Each non-employee director is entitled to receive a stock option grant for 1,000 shares of our common stock for each board meeting attended, effective April 2002. Prior to April 2002, no compensation was provided. Directors are reimbursed for expenses incurred in connection with attendance at board and committee meetings.

                BENEFICIAL OWNERSHIP OF SECURITIES

    The following table and the notes thereto set forth certain information regarding the beneficial ownership of our common stock as of March 31, 2003, by (i) each current director; (ii) each executive officer named in the summary compensation table included herein; (iii) all our current directors and executive officer as a group; and (iv) each person who is known by us to be a beneficially owner of five percent or more of our common stock.

                                             Shares Beneficially Owned

Name and Address of Beneficial
          Owner (1)                     Number (2)            Percent
------------------------------          ----------            -------

San Clemente Capital, LLC-------------   1,668,124              11.8%
  2333 East Pacific Coast Hwy, Suite D
  Corona del Mar, CA 92625

Avintaquin Capital LLC (3)------------   1,448,528              10.1%
  880 Apollo Street, Suite 334
  El Segundo, CA  90245

Joseph Flynn--------------------------           -                 -

Ray Gerrity (4)-----------------------      60,000                 *

Robert Miller (5)---------------------      92,500                 *

Shelly Singhal (6)--------------------      59,000                 *

James P. Stapleton--------------------           -                 -

Michael Vanderhoof (7)----------------   1,669,666              11.9%

Etienne Weidemann---------------------           -                 -

All directors and executive
officer, as a group (8)---------------   4,997,818              34.8%

---------------------


*   Less than 1% of the outstanding shares of common stock
(1)  The address for all officers and directors is 27555 Ynez
     Road, Suite 203, Temecula, CA 92591.

(2) Unless otherwise indicated, the named persons possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law). The percentages are based upon 14,076,554 shares outstanding as of March 31, 2003, except for certain parties who hold options and warrants that are presently exercisable or exercisable within 60 days, are based upon the sum of shares outstanding as of March 31, 2003 plus the number of shares subject to options and warrants that are presently exercisable or exercisable within 60 days held by them, as indicated in the following notes.

(3)  Includes 259,264 shares subject to stock warrant agreements.

(4) Includes 4,000 shares subject to stock options exercisable within 60 days, and 6,000 shares subject to stock warrant agreements.

(5) Includes 5,000 shares subject to stock options exercisable within 60 days.

(6) Includes 4,000 shares subject to stock options exercisable within 60 days.

(7) Includes 3,000 shares subject to stock options exercisable within 60 days.

(8) Includes 16,000 shares subject to stock options exercisable within 60 days, and 265,264 shares subject to stock warrant agreements.

              COMPLIANCE WITH SECTION 16(a) OF THE
               SECURITIES EXCHANGE ACT OF 1934



    Under Section 16(a) of the Securities Exchange Act of 1934, directors and certain officers, and beneficial owners of 10 percent or more of our common stock, are required from time to time to file with the Securities and Exchange Commission reports on Forms 3, 4 or 5, relating principally to holdings of and transactions in our securities by such persons. Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to us during fiscal 2002 and thereafter, Forms 5 and amendments thereto furnished to us with respect to fiscal year 2002, and any written representations received by us from a director, officer or beneficial owner of 10 percent or more of our common stock that no Form 4 or 5 is required, we believe that all reporting persons filed on a timely basis the reports required by Section 16(a) of the Securities Exchange Act of 1934 during fiscal 2002.


                         PROPOSAL 2

           APPROVAL OF AMENDMENT TO THE COMPANY'S ARTICLES
           OF INCORPORATION TO CHANGETHE NAME OF THE COMPANY
           TO PEOPLEVIEW, Inc.



    The Board has approved, subject to stockholder approval, an amendment to the Company's Articles of Incorporation to change the name of the Company from e-Perception, Inc. to PeopleView, Inc.

    The Board believes that the change of corporate name is desirable in that the new name better reflects the operations of the Company in developing and marketing web based assessment and reporting tools that enable companies to manage their Human Capital Management needs.

    The change of the Company's name will not affect, in any way, the validity or transferability of currently outstanding stock certificates, nor will the Company's stockholders be required to surrender or exchange any stock certificates that they currently hold. If the name change is approved, we will be assigned a new trading symbol which will be announced prior to the name change becoming effective.

Proposal

    At the Annual Meeting, stockholders will be asked to approve the name change. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock. If the proposal is approved, a Certificate of Amendment amending the Company's Articles of Incorporation will be filed in the Office of the Secretary of the State of Nevada as soon as possible and the name change will then become effective.

   The Board of Directors recommends a vote FOR this proposal.

PROPOSAL 3

            APPROVAL OF AMENDMENT TO THE COMPANY'S
             ARTICLES OF INCORPORATION TO INCREASE
          THE TOTAL AUTHORIZED SHARES OF COMMON STOCK

General

    On March 31, 2003, the Board of Directors of the Company adopted, subject to stockholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation (the "Articles") to increase the total authorized shares of Common Stock of the Company from 25,000,000 to 100,000,000. Such increase in the number of authorized shares of Common Stock of the Company would be effected by restating the current Article IV of the Articles to read as follows:

         "The Corporation shall have the authority to issue a total of 100,000,000 shares of capital stock having a par value of $.001 per share. All shares of capital stock of the Corporation shall be of the same class and shall have the same rights and preferences."

The additional shares of Common Stock for which authorization is sought herein would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges as the shares of Common Stock presently outstanding. Holders of Common Stock have no preemptive or other subscription rights.

    As of March 31, 2003, 14,076,554 shares of Common Stock were issued and outstanding; 1,900,000 shares were reserved for issuance pursuant to outstanding grants under the Company's stock option plans; and 714,914 shares were reserved for issuance pursuant to the exercise of outstanding warrants. Therefore, of the 25,000,000 shares currently authorized by the Articles, approximately 8,308,532 shares are presently available for general corporate purposes. Assuming Proposal 2 is approved by the stockholders, approximately 19,191,468 shares of Common Stock will be outstanding or reserved for issuance on exercise of options existing or to be granted under the Company's stock option and stock purchase plans and upon exercise of outstanding warrants and approximately 5,808,532 shares will be available for general corporate purposes.

Purposes and Effects of the Authorized Shares Amendment

    The increase in authorized shares of Common Stock is recommended by the Board of Directors in order to provide a sufficient reserve of such shares for the present and future needs and growth of the Company. Such additional authorized shares would be available for issuance at the discretion of the Board of Directors without further stockholder approval (subject to certain provisions of state law) to take advantage of future opportunities for equity financing, to improve the Company's capital structure, in connection with possible acquisitions, in connection with stock dividends or stock splits, and for other corporate purposes.

    The Board of Directors does not intend to issue any Common Stock or securities convertible into Common Stock except on terms that the Board deems to be in the best interests of the Company and its stockholders. The Company's management has no arrangements, agreements, understandings or plans at the present time for the issuance or use of the additional shares of Common Stock to be authorized by the proposed amendment to the Articles.

    Although an increase in the authorized shares of Common
Stock could, under certain circumstances, have an ant takeover effect (for example, by diluting the stock of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for a combination of the Company with another company), this proposal to amend the Articles is not in response to any effort of which the Company is aware to accumulate the Company's stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Proposal

    At the Annual Meeting, stockholders will be asked to approve the amendment to the Articles of Incorporation to increase the total authorized shares of Common Stock of the Company from 25,000,000 shares to 100,000,000 shares. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common Stock.

   The Board of Directors recommends a vote FOR this proposal.


                            PROPOSAL 4

                  APPROVAL OF e-Perception, Inc.
                    2003 STOCK INCENTIVE PLAN

    The Company's stockholders are being asked to approve the e-Perception, Inc. 2003 Stock Incentive Plan (the "2003 Plan"), to serve as the successor to the Company's existing 2001 Stock Option Plan and 2000 Stock Option Plan (together, the "Predecessor Plans"). The 2003 Plan will become effective immediately upon stockholder approval at the Annual Meeting, and all outstanding options under the Predecessor Plans will be incorporated into the 2003 Plan at that time. The Predecessor Plans will terminate, and no further option grants will be made under the Predecessor Plans. However, all outstanding options under the Predecessor Plans will continue to be governed by the terms and conditions of the existing option agreements for those grants except to the extent the Board or Compensation Committee elects to extend one or more features of the 2003 Plan to those options.

    The 2003 Plan was adopted by the Board on March 31, 2003 and is designed to serve as an equity incentive program to attract and retain the services of individuals essential to the Company's long-term growth and financial success. Accordingly, officers and other key employees, non-employee board members, consultants and other advisors in the service of the Company or any parent or subsidiary corporation will have the opportunity to acquire a meaningful equity interest in the Company through their participation in the 2003 Plan.

    The following is a summary of the principal features of the

2003 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2003 Plan. Any stockholder of the Company who wishes to obtain a copy of the actual plan document may do so without charge upon written request to the Corporate Secretary at the Company's principal executive offices in Temecula, California.

Administration

    The 2003 Plan will be administered by the Compensation
Committee of the Board.  This committee (the "Plan
Administrator") will have complete discretion (subject to the provisions of the 2003

Plan) to authorize option grants under the 2003 Plan, except that the exercise price of outstanding options may not be reset and new grants may not be made in exchange for the cancellation of outstanding options without stockholder approval. The Board may also appoint a secondary committee of one or more Board members, including employee directors, to authorize option grants to eligible persons other than executive officers and Board members subject to the short-swing liability provisions of the federal securities laws.

Share Reserve

    A total of 2,698,500 shares of Common Stock have been authorized for issuance over the term of the 2003 Plan. Such share reserve consists of (i) the number of shares that remain available for issuance under the Predecessor Plans (including shares subject to outstanding options) and (ii) an additional increase of 2,500,000 shares.

    As of March 31, 2003, options for 1,701,500 shares of Common
Stock were outstanding under the Predecessor Plans and 198,500 shares of Common Stock remained available for future option grants.

    No participant in the 2003 Plan may receive option grants for more than 250,000 shares of Common Stock in the aggregate per calendar year, subject to adjustment for subsequent stock splits, stock dividends and similar transactions. Stockholder approval of this proposal will also constitute approval of the 250,000 share limitation for purposes of Internal Revenue Code
Section 162(m).

    The shares of Common Stock issuable under the 2003 Plan may be drawn from shares of the Company's authorized but unissued Common Stock or from shares of Common Stock reacquired by the Company, including shares repurchased on the open market.

    Shares subject to any outstanding options under the 2003 Plan (including options incorporated from the Predecessor Plans) which expire or otherwise terminate prior to exercise will be available for subsequent issuance. Unvested shares issued under the 2003 Plan and subsequently repurchased by the Company pursuant to its repurchase rights under the 2003 Plan will also be available for subsequent issuance.

Eligibility

    Employees, non-employee Board members and independent advisors and consultants in the service of the Company or its parent and subsidiaries (whether now existing or subsequently established) will be eligible to participate in the 2003 Plan.

    As of March 31, 2003, three executive officers, four non-employee Board members and approximately 13 other employees and consultants were eligible to participate in the 2003 Plan.

Valuation

    The fair market value per share of Common Stock on any relevant date under the 2003 Plan will be the closing selling price per share on that date on the Nasdaq OTC Market. On March 31, 2003, the closing selling price per share was $0.53.

Discretionary Option Grants

    The options granted under the 2003 Plan may be either incentive stock options under the federal tax laws or non-statutory options. Each granted option will have an exercise price per share not less than the fair market value per share of Common Stock on the option grant date, and no granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date. Historically, the Company has granted options vesting over three and four year periods from the date of grant.

    Upon cessation of service, the optionee will have a limited period of time in which to exercise any outstanding option to the extent exercisable for vested shares. The Plan Administrator will have complete discretion to extend the period following the optionee's cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability or vesting of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee's actual cessation of service.

General Provisions

    In the event of an acquisition of the Company, whether by merger or asset sale or a sale of stock by the stockholders, each outstanding option under the 2003 Plan which is not to be assumed by the successor corporation or otherwise continued in effect will automatically accelerate in full, and all unvested shares will immediately vest, except to the extent the Company's repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect. The Plan Administrator will have the authority to provide that the shares subject to options granted under the 2003 Plan will automatically vest upon an acquisition of the Company, whether or not those options are assumed or continued.

    The acceleration of vesting in the event of a change in the ownership of the Company may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of the Company.

    Financial Assistance

    The Plan Administrator may permit one or more participants to pay the exercise price of outstanding options under the 2003 Plan by delivering a promissory note payable in installments. The Plan Administrator will determine the terms of any such promissory note. However, the maximum amount of financing provided any participant may not exceed the cash consideration payable for the issued shares plus all applicable taxes incurred in connection with the acquisition of the shares.

    Special Tax Election

    The Plan Administrator may provide one or more holders of options or unvested shares with the right to have the Company withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding tax liability incurred by such individuals in connection with the exercise of those options or the vesting of those shares. Alternatively, the Plan Administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such tax liability.

    Changes in Capitalization

    In the event any change is made to the outstanding shares of Common Stock by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to
(i) the maximum number and/or class of securities issuable under the 2003 Plan, (ii) the number and/or class of securities for which any one person may be granted stock options under the 2003 Plan per calendar year and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option (including the options incorporated from the Predecessor Plans) in order to prevent the dilution or enlargement of benefits thereunder.



    Amendment and Termination

    The Board may amend or modify the 2003 Plan in any or all respects whatsoever subject to any required stockholder approval.
The Board may terminate the 2003 Plan at any time, and the 2003
Plan will in all events terminate on March 31, 2013.

Option Grants

    No options have been granted under the 2003 Plan. The table below shows, as to each of the Company's executive officers named in the Summary Compensation Table and the various indicated individuals and groups, the number of shares of Common Stock subject to options granted between January 1, 2002 and December 31, 2002 under the Predecessor Plans, together with the weighted average exercise price payable per share.

                      OPTION TRANSACTIONS

                                                          Weighted
                                       Number of           Average
          Name                       Option Shares      Exercise Price
         ------                     ---------------    ----------------

Joseph Flynn(1) ---------------               -                 -
   Chief Executive Officer

James P. Stapleton(2) ---------               -                 -
	Chief Financial Officer

Etienne Weidemann,-------------         100,000               $1.00
	Executive Vice President,
        Sales and Marketing

William Richardson (3),--------           4,000               $2.55
	Chief Executive Officer


All executive officers and
directors as a group (3 persons)        104,000               $1.16

All nonemployee directors as a
group (4 persons)--------------          16,000               $2.55

All employees, including current
officers who are not executive
officers as a group
(approximately 13 persons)-----       1,536,500               $1.27


(1)  Mr. Flynn joined the Company in January 2003 as Chief
     Executive Officer.

(2)  Mr. Stapleton joined the Company in January 2003 as
     Chief Executive Officer.

(3) Mr. Richardson resigned as Chief Executive Officer effective December 12, 2002

Federal Income Tax Consequences

    Option Grants

    Options granted under the 2003 Plan may be either incentive stock options which satisfy the requirements of Section 422 of the Internal Revenue Code or non-statutory options which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

    Incentive Options. No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. The optionee will, however, recognize taxable income in the year in which the purchased shares are sold or otherwise disposed of.
For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made after the optionee has held the shares for more than two years after the option grant date and more than one year after the exercise date. If either of these two holding periods is not satisfied, then a disqualifying disposition will result.

    Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be recognized as a capital gain or loss by the optionee.

    If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the excess of (i) the fair market value of such shares on the option exercise date over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee's disposition of the purchased shares.

    Non-Statutory Options. No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

    If the shares acquired upon exercise of the non-statutory option are unvested and subject to repurchase by the Company in the event of the optionee's termination of service prior to vesting in those shares, then the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company's repurchase right lapses, an amount equal to the excess of (i) the fair market value of the shares on the date the repurchase right lapses over
(ii) the exercise price paid for the shares. The optionee may, however, elect under Section 83(b) of the Internal Revenue Code to include as ordinary income in the year of exercise of the option an amount equal to the excess of (i) the fair market value of the purchased shares on the exercise date over (ii) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

    The Company will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee.

Deductibility of Executive Compensation

    Section 162(m) of the Internal Revenue Code disallows a tax deduction to publicly held companies for compensation paid to certain of their executive officers, to the extent that compensation exceeds $1 million per covered officer in any fiscal year. The limitation applies only to compensation which is not considered to be performance-based. Compensation deemed paid by the Company in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory stock options granted under the 2003 Plan qualifies as performance-based compensation for purposes of Section 162(m) if such plan is administered by a committee of "outside directors"

as defined under Section 162(m). The Company anticipates that any compensation deemed paid by it in connection with disqualifying dispositions of incentive stock option shares or exercises of non-statutory options will qualify as performance-based compensation for purposes of Code
Section 162(m) and will not have to be taken into account for purposes of the $1 million limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company. Accordingly, all compensation deemed paid with respect to those options will remain deductible by the Company without limitation under Code Section 162(m).

Accounting Treatment

    Option grants made to employees under the 2003 Plan will generally not result in any charge to the Company's earnings. However, the Company must disclose in footnotes and pro-forma statements to the Company's financial statements, the impact those options would have upon the Company's reported earnings were the value of those options at the time of grant treated as a compensation expense. The number of outstanding options may be a factor in determining the Company's earnings per share on a fully-diluted basis.

New Plan Benefits

    No options may be granted under the 2003 Plan until it has been approved by the stockholders.

Proposal

    At the Annual Meeting, stockholders will be asked to approve the 2003 Plan. Such approval will require the affirmative vote of a majority of the voting power of all outstanding shares of the Company's Common stock present or represented and entitled to vote at the Annual Meeting. Should such stockholder approval not be obtained, then the 2003 Plan will not be implemented. The Company's 2000 Stock Option Plan and 2001 Stock Option Plan will, however, continue to remain in effect, and option grants may be made pursuant to the provisions of those plans until the available reserve of Common Stock under each such plan is issued.

     The Board of Directors recommends that you vote FOR this
                            proposal.


                      EXECUTIVE OFFICERS

Our current executive officers are as follows:

    Name                   Age    Position
    ----                   ---    --------

Joseph Flynn------------    37    Chairman, President and Chief
                                  Executive Officer
James P. Stapleton------    39    Chief Financial Officer
Etienne Weidemann-------    37    Executive Vice President, Sales
                                  and Marketing

    For additional information with respect to Mr. Flynn, who is a director of the Company, see "Other Board of Directors
Information".

    James P. Stapleton was hired as the C.F.O. effective January 1, 2003. From 1996 through 2002 Mr. Stapleton was employed in a variety of positions for ProsoftTraining (NASDAQ
POSO), including Corporate Secretary, Vice President Investor relations, Chief Financial Officer, and other positions. Mr. Stapleton was Chief Financial Officer of BioTek Solutions, Inc. from 1995 through February 1996. From 1987 to 1995, Mr. Stapleton was the Chief Financial Officer for Advantage Life Products, Inc. Mr. Stapleton graduated from the University of California at Irvine (UCI) with a MBA in 1995, and from the University of Washington with a BA in Economics in 1985.

    Etienne L. Weidemann is the Executive Vice President of
Sales and Marketing for the Company. He joined the Company in November 2002 as Vice President of Marketing. In March 2003, Mr. Weidemann was promoted to Executive Vice President of Sales and Marketing. Prior to e-Perception, Mr. Weidemann was Vice President of Sales and Vendor Marketing for the e-Learning and Collaboration Groups at Advanstar Communications Inc. From 1996 to 1999, Mr. Weidemann was a Director and founding member of WildnetAfrica.com where he played a leading strategic role in determining the company's go-to-market strategy. From 1991 through 1996, Mr. Weidemann was Managing Director of Elecrep Corporation, an engineering and automotive manufacturing concern in South Africa. Mr. Weidemann graduated with a law degree from the University of South Africa and was admitted as an Attorney of the Supreme Court of South Africa in 1989.

            EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

    The following table sets forth, for the years ended December
31, the compensation paid to our chief executive officer and our previous chief executive officer during the fiscal year.

                                                 Long-Term
                                             Compensation Awards
                                             -------------------
Name and                                       Shares of Common
Principal          Fiscal                      Stock Underlying   All Other
Position            year      Salary   Bonus    Stock Options    Compensation
------------------  ------  ---------  ------  ----------------- -------------

Joseph Flynn (1)    2002            -      -               -             -
Chairman, and Chief
Executive Officer   2001            -      -               -             -

William
Richardson (2)      2002      $112,166     -          344,000            -
Former              2001      $ 64,926     -          340,000            -
Chief Executive     2000             -     -                -            -
Officer

   (1)  Mr. Flynn joined the Company in January 2003 as Chief
        Executive Officer.
   (2) Mr. Richardson resigned as Chief Executive Officer effective December 12, 2002.

Option Grants Table

    The following table sets forth information concerning options to purchase shares of our common stock granted to our named executive officers in the fiscal year ended December 31, 2002.

               Shares of     Percent
                Common       of Total
                 Stock       Options
               Underlying    Granted      Exercise                  Grant Date
Executive        Stock       to Company    Price       Expiration   Present
Officer         Options(1)   Employees    Per Share(2)    Date      Value (3)
--------------  ----------   ----------   ------------  ----------  ----------


Joseph Flynn(4)     -            -              -            -           -

James P.
Stapleton(5)        -            -              -            -           -

Etienne
Weidemann(6)     100,000         18%          $1.00       12/20/05    $68,054

William
Richardson(7)      4,000         0.7%         $2.55        7/15/05     $7,052

(1) The options were granted under the e-Perception 2001 and 2000 Stock Option Plan for a term of no more than ten years, subject to earlier termination in certain events related to termination of employment. The options begin to vest on the first anniversary from the grant date. To the extent not already exercisable, the options generally become exercisable upon a merger or consolidation of the Company with or into another corporation, or upon the acquisition by another corporation or person of all or substantially all of the Company's assets.

(2) All options were granted at fair market value (the last price for the Company's Common Stock as reported by NASDAQ on the day previous to the date of grant).

(3) As suggested by the SEC's rules on executive compensation disclosure, the Company used the Black-Scholes model of option valuation to determine grant date pre-tax present value. The calculation is based on a five-year term and upon the following assumptions: annual dividend growth of zero percent, volatility of approximately 159.6%, and an interest rate of 1.45%. There can be no assurance that the amounts reflected in this column will be achieved.

(4)  Mr. Flynn joined the Company in January 2003 as Chief
     Executive Officer.

(5)  Mr. Stapleton joined the Company in January 2003 as Chief
     Financial Officer.

(6)  Mr. Weidemann joined the Company in November 2002.

(7)  Mr. Richardson resigned as Chief Executive Officer effective
     December 10, 2002.

Equity Compensation Plan Information

     The following table provides certain information as of December 31, 2002 with respect to the Company's equity compensation plans under which equity securities of the Company are authorized for issuance.


                        Number of            Weighted             Number of
                      securities to           average             securities
                      be issued upon       exercise price         remaining
                       exercise of         of outstanding        available for
                    outstanding options   options, warrants   future issuances
Plan Category       warrants and rights      and rights           under plan
-------------       -------------------   -----------------   -----------------

Equity compensation
plans approved by
security holders (1):   1,536,500              $1.03              363,500

Equity compensation
plans not approved by
security holders (2):     434,666              $0.55                  0

         Total          1,971,166                                 363,500



(1) These plans consist of the 2000 Stock Option Plan, and the 2001 Stock Option Plan and the Employee Stock.

(2)  Warrants and rights.

     Aggregated Options Exercised in Last Fiscal Year and Fiscal Year-
                           End Option Values



    The following table sets forth information regarding the exercisable and unexercisable options to acquire our common stock granted to our named executive officers.


                               Number of Unexercised    Value of Unexercised
                               Options at December 31, In-the-Money Options at
                                        2002            December 31, 2002(1)
                               -----------------------  ----------------------
              Shares
              Acquir-  Value
             ed on Ex- Real-    Exercis-     Unexercis-   Exercis-  Unexercis-
Name          ercise   ized      able          able       able        able
----         --------- -----    --------     ----------   --------  ----------

Joseph
Flynn(2)        -        -          -            -           -          -

James P.
Stapleton(3)    -        -          -            -           -          -
Etienne
Weidemann       -        -          0        100,000        $0     $150,000

William
Richardson(4)   -        -       274,625      69,375     $568,000  $166,500

-----------------
(1) Represents the difference between the fair market value of the shares underlying such options at fiscal year- end
      ($2.50) and the exercise price of such options.

(2)   Mr. Flynn joined the Company in January 2003 as Chief
      Executive Officer.

(3)   Mr. Stapleton joined the Company in January 2003 as
      Chief Executive Officer.

(4)	Mr. Richardson resigned as Chief Executive Officer
      effective December 10, 2002.


Employment and Separation Agreements and Change in Control Arrangements

    On December 16, 2002, the Company entered into an employment agreement with Joseph Flynn to serve as its Chief Executive Officer, effective January 1, 2003. Mr. Flynn's agreement has a term of three years and provides for a base annual salary of $120,000. On April 1, 2003, the base annual salary will be increased to $160,000. After the 90th day of employment, Mr. Flynn will receive a bonus of 15,000 shares of restricted common stock. Compensation expense equal to the market value on the 90th day will be recorded. Mr. Flynn may receive annual bonuses, at the discretion of the Board of Directors.

    On October 31, 2002, the Company entered into an employment agreement with Etienne Weidemann, to serve as VP of Marketing effective January 1, 2003. Mr. Weidemann's agreement provides for a base annual salary of $120,000 with an increase to $150,000 on April 1, 2003. Mr. Weidemann will receive 30,000 shares of common stock in lieu of salary for the months of November and December 2002. Mr. Weidemann may receive an annual bonus, at the discretion of the Board of Directors, at an amount to be determined.

                 COMPENSATION COMMITTEE REPORT

Overview and Philosophy

    The Compensation Committee of the Board of Directors reviews and establishes compensation strategies and programs to ensure that we attract, retain, properly compensate, and motivate qualified executives and other key associates. The Committee consists of Mr. Gerrity, its chairperson, and Mr. Vanderhoof. No member of this committee is an employee or officer.

    The philosophy of the Compensation Committee is (i) to provide competitive levels of compensation that integrate pay with the individual executive's performance and the Company's annual and long-term performance goals; (ii) to motivate key executives to achieve strategic business goals and reward them for their achievement; (iii) to provide compensation opportunities and benefits that are comparable to those offered by other companies in the training and education industry, thereby allowing us to compete for and retain talented executives who are critical to our long-term success; and (iv) to align the interests of key executives with the long-term interests of stockholders and the enhancement of stockholder value through the granting of stock options. The compensation of our executive officer is currently comprised of annual base salary, a bonus plan pursuant to certain performance criteria being achieved, and long-term performance incentives in the form of stock option grants under the stock option plans.

Chief Executive Officer Compensation

    The Compensation Committee set the 2002 annual compensation for our former Chief Executive Officer, Mr. Richardson and our current Chief Executive Officer, Mr. Flynn.

    Mr. Richardson was paid an annual salary of $115,000. Mr.
Richardson resigned as Chief Executive Officer effective December
10, 2002.

    Mr. Flynn is being paid an annual salary of $120,000 for the first ninety days of employment. Starting April 1, 2003, Mr.
Flynn will earn an annual salary of $165,000.   Mr. Flynn may
earn an annual bonus, at the discretion of the Board of Directors, with an amount to be determined by the Board of Directors.



                                         By the Compensation Committee,

                                          /s/ Ray Gerrity
                                          /s/ Michael Vanderhoof

                                         Ray Gerrity, Chairperson
                                         Michael Vanderhoof


March 31, 2003

                      AUDIT COMMITTEE REPORT

    The Audit Committee's role is to act on behalf of the Board of Directors in the oversight of all aspects of our financial reporting, internal control and audit functions. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed the audited financial statements in the Annual Report for fiscal year 2002 with management.

    The Audit Committee also reviewed with Stonefield Josephson, Inc., our independent auditors, their judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1.

The Audit Committee has also considered whether the provision of non-audit services by Stonefield Josephson, Inc. is compatible with their independence.

    The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of our internal controls, and the overall quality our financial reporting.

    In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002 for filing with the Securities and Exchange Commission.

                                            By the Audit Committee,

                                              /s/ Bob Miller
                                              /s/ Shelly Singhal
                                              /s/ Ray Gerrity

                                            Bob Miller, Chairperson
                                            Shelly Singhal
                                            Ray Gerrity

March 31, 2003


                    FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

    The aggregate fees billed for professional services rendered by Stonefield Josephson, Inc. for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002 and the reviews of the financial statements included in the Company's Form 10-Q's for such fiscal year were $87,956.

Financial Information Systems Design and Implementation Fees

    No fees were billed for professional services rendered by Stonefield Josephson, Inc. for financial information systems design and implementation services for the fiscal year ended
December 31, 2002.

All Other Fees

    The aggregate fees billed for services rendered by Stonefield
Josephson, Inc., other than the services referred to above, for the fiscal year ended December 31, 2002 were $0.


                       CERTAIN TRANSACTIONS

    San Clemente Capital, LLC ("SCC"), an affiliate of two of
the Company's shareholders (one who is a past and one who is a current director), has provided the Company with a revolving loan commitment of up to $400,000 based on eligible collateral levels. The loan was secured by certain assets of the Company. As of December 30, 2002, the outstanding balance on such loan (including unpaid interest which accrued at the rate of 20% per annum) was approximately $417,000. The loan was originally due and payable in full on June 30, 2002, but SCC agreed to extend the maturity date until December 31, 2002. Pursuant to the terms of the loan, the Company is required to pay a monthly fee of $1,000 to SCC for its services as administrative agent with
respect to the loan.   On December 30, 2002, SCC agreed to
convert all amounts outstanding under this loan to equity in the Company. For each dollar of indebtedness discharged by SCC, SCC received one unit (each, a "Unit") consisting of one-share of the Company's common stock and the option to convert this share into one share of preferred stock once the Company has completed the filing of its Amended and Restated Articles of Incorporation
authorizing the issuance of such preferred stock.   The preferred
stock has an annual coupon of 10%, is convertible into one share of the Company's common stock at the holder's discretion, and contains certain liquidation and anti-dilution protections. Following the Repricing, the Company issued four Units (instead of one Unit) foe each dollar of indebtedness discharged by SCC.

    On April 29, 2002, Avintaquin Capital, LLC ("Avintaquin"), an affiliate of three of the Company's shareholders (one of whom is a director and one of whom is a former director), provided the Company with a bridge loan of $60,000, which matures on April 29, 2003, and which was initiated in anticipation of the closing of a private placement of the Company's common stock. The bridge loan has an interest rate of 12% per annum and is secured by a first-priority lien on the Company's assets. As additional consideration for the bridge loan, Avintaquin received a warrant to purchase 60,000 shares at a purchase price equal to 80% of the price per share of the common stock sold in the Company's next round of financing. The warrant is exercisable for three years from the date of issuance. On December 30, 2002, Avintaquin agreed to convert $10,000 of indebtedness under this loan in exchange for 10,000 Units, on the terms and conditions described above. Following the re-pricing, the Company issued four Units (instead of one Unit) foe each dollar of indebtedness discharged by Avintaquin.


    Avintaquin served as a member of the selling group in connection with the private placement of the Company's common
stock that terminated on January 15, 2003.    Based upon the
number of shares issued in this offering upon the effectiveness of the re-pricing, Avintaquin received 199,264 warrants in connection with the placement of 1,992,640 shares of the Company's common stock. The warrants have an exercise price equal to 110% of the 5-day trailing average of the public market price of the Company's stock following the final closing of the offering, subject to adjustment, and have a term of three years. In addition, Avintaquin agreed to accept 199,264 shares of the Company's common stock in connection with this offering in lieu of a cash placement fee of $49,264.

    David Belcher, a former member of the Company's Board of Directors and a former employee of the Company, is the owner of Rhino Media, Inc. ("Rhino"). During the fiscal year ended December 31, 2002, the Company licensed certain software from Rhino, and as consideration for such license, paid Mr. Belcher approximately $850 per month. Management believes that this amount is equal to or less than the amount that other firms would charge to license similar software to the Company. This license arrangement was terminated in February 2003.

    The Company believes that the foregoing transaction was in its best interests. As a matter of policy, this transaction was and all future transactions between the Company and its officers, directors, principal shareholders or their affiliates will be, approved by a majority of the independent and disinterested members of the Board of Directors, on terms no less favorable than could be obtained from unaffiliated third parties and in connection with bona fide business purposes of the Company.

                APPOINTMENT OF INDEPENDENT AUDITORS

    The Company has appointed the firm of Stonefield Josephson, Inc. independent public auditors for the Company during the 2002 fiscal year, to serve in the same capacity for the year ending December 31, 2003. Representatives of Stonefield Josephson, Inc., are expected to be present at the Annual Meeting and will be available to respond to appropriate questions and to make such statements as they may desire.

              NOMINATIONS AND STOCKHOLDER PROPOSALS

    The Bylaws of the Company require that all nominations for persons to be elected to the Board of Directors, other than those made by or at the direction of the Board of Directors, be made pursuant to written notice to the Secretary of the Company. The notice must be received not less than 35 days prior to the meeting at which the election will take place (or not later than 10 days after public disclosure of such meeting date is given or made to stockholders if such disclosure occurs less than 50 days prior to the date of such meeting). Notice must set forth the name, age, business address and residence address of each nominee, their principal occupation or employment, the class and number of shares of stock which they beneficially own, their citizenship and any other information that is required to be disclosed in solicitations for proxies for election of directors pursuant to the Securities Exchange Act of 1934, as amended. The notice must also include the nominating stockholder's name and address as they appear on the Company's books and the class and number of shares of stock beneficially owned by such stockholder.

    In addition, the Bylaws require that for business to be properly brought before an annual meeting by a stockholder, the Secretary of the Company must have received written notice thereof (i) in the case of an annual meeting that is called for a date that is within 30 days before or after the anniversary date of the immediately preceding annual meeting, not less than 120 days in advance of the anniversary date of the Company's proxy statement for the previous year's annual meeting, nor more than 150 days prior to such anniversary date and (ii) in the case of an annual meeting that is called for a date that is not within 30 days before or after the anniversary date of the immediately preceding annual meeting, not later than the close of business on the 10th day following the day on which notice of the date of the meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first. The notice must set forth the name and address of the stockholder who intends to bring business before the meeting, the general nature of the business which he or she seeks to bring before the meeting and a representation that the stockholder is a holder of record of shares entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to bring the business specified in the notice before the meeting.

    Any proposal of a stockholder intended to be presented at the Company's 2003 Annual Meeting of Stockholders and included in the proxy statement and form of proxy for that meeting is required to be received by the Company no later than February 9, 2004. Management proxies will have discretionary voting authority as to any proposal not received by that date if it is raised at that annual meeting, without any discussion of the matter in the proxy statement.

                        ANNUAL REPORT

    The Company's Annual Report on Form 10-KSB, including financial statements and schedules thereto, for the fiscal year ended December 31, 2002, accompanies this Proxy Statement.

                        OTHER MATTERS

    At the time of the preparation of this Proxy Statement, the Board of Directors knows of no other matter that will be acted upon at the Annual Meeting. If any other matter is presented properly for action at the Annual Meeting or at any adjournment or postponement thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

                             By Order of the Board of Directors,

                             e-Perception, Inc.

                             /s/ Joseph Flynn

                             Joseph Flynn
                             Chairman of the Board

Temecula, California
April 17, 2003
                       e-Perception, Inc
                  27555 Ynez Road, Suite 203
                  Temecula, California 92591


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby nominates, constitutes and appoints each of Joseph Flynn and James P. Stapleton the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of e-Perception, Inc. which the undersigned is entitled to represent and vote at the Annual Meeting of Stockholders of the Company to be held at the Company's sales office at 5015 Birch Street, Newport Beach, California on March 15, 2003, at 11:00 a.m., and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:

THE DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2, 3, AND  4.




1.   Election of Directors:

      FOR ALL nominees listed below       WITHHOLD AUTHORITY to vote for
  ---	(except as indicated to the     --- nominees listed below
      contrary below)

        Joseph Flynn          Ray Gerrity           Robert Miller

        Shelly Singhal        Michael Vanderhoof


INSTRUCTION: To withhold authority to vote for an individual nominee, write that nominee's name in the space provided below.

------------------------------------------------------------------------


2. Approval for amendment to the Company's Articles of Incorporation to change the name of the Company to PeopleView, Inc.

      FOR                      AGAINST                      ABSTAIN
  ---                      ---                          ---

3. Approval for amendment to the Company's Articles of Incorporation to increase the total authorized shares of Common Stock of the Company from 25,000,000 to 100,000,000.

      FOR                      AGAINST                      ABSTAIN
  ---                      ---                          ---

4. Approval of the Company's 2003 Stock Incentive Plan described in the accompanying proxy statement.

      FOR                      AGAINST                      ABSTAIN
  ---                      ---                          ---

5. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSAL 1, PROPOSAL 2, PROPOSAL 3, AND
PROPOSAL 4.

IMPORTANT - PLEASE SIGN, DATE AND RETURN PROMPTLY

                                 DATED:                          ,2003
                                       -------------------------



                                 --------------------------------------
                                 (Signature)

                                 Please sign exactly as name
                                 appears hereon.  Executors,
                                 administrators, guardians,
                                 officers of corporations and
                                 others signing in a fiduciary
                                 capacity should state their full
                                 titles as such.



PLEASE SIGN THIS CARD AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.
IF YOUR ADDRESS IS INCORRECTLY SHOWN, PLEASE PRINT CHANGES. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.